TRXADE GROUP, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement, dated as of the date below (this "**Agreement**"), is entered into by and among Trxade Group, Inc. (the "**Company**"), a corporation incorporated in the state of Delaware, and the persons and entities listed on the signature page attached hereto (the "**Investors**").

The parties hereby agree as follows:

1. ***The Securities.***

(a) *Issuance of Securities.* Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, shares of Common Stock (each, a "**Security**" and, collectively, the "**Securities**") for the investment amount set forth opposite the respective Investor's name on **signature page** hereto (the "**Investment Amount**"). The obligations of the Investors to purchase Notes are several and not joint. The aggregate Investment Amounts for the purchase of Securities hereunder shall not exceed $2,000,000.

(b) *Delivery; Use of Proceeds.* The sale and purchase of the Securities shall take place at a closing (the "**Closing**") to be held at such place and time as the Company and the Investors may determine (the "**Closing Date**"). At the Closing, the Company will deliver to each of the Investors the Securities to be purchased by such Investor, against receipt by the Company of such Investor's Investment Amount. The Company may conduct one or more additional closings within two years of the Closing (each, an "**Additional Closing**") to be held at such place and time as the Company and the Investors participating in such Additional Closing may determine (each, an "**Additional Closing Date**"). Proceeds of the Securities shall be used for general corporate purposes, including the payment of a salary to the officers of the Company.

2. ***Representations and Warranties of the Company***. The Company represents and warrants to each Investor that:

(a) *Due Incorporation, Qualification.* The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where such qualification or license is required.

(b) *Authority; Enforceability.* The execution, delivery and performance by the Company of this Agreement and Securities issued hereunder (and collectively with

the other documents referenced herein, the "**Transaction Documents**") and the consummation of the transactions contemplated hereby and thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company. Each Transaction Document executed by the Company has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(c) *Non-Contravention.* The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company's Certificate of Incorporation, Bylaws or other formation or charter documents, as applicable (as amended, the "**Charter Documents**"), or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien or encumbrance upon any property, asset or revenue of the Company.

(d) *No Violation or Default.* The Company is not in violation of or in default with respect to (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; or (ii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound.

(e) *Capitalization.* As of the date of this Agreement, the authorized and outstanding capital stock of the Company is as set herein and in the Public Filings (whichever is later) and also sets forth all outstanding options, warrants and convertible securities of the Company outstanding as of the date hereof, including any shares reserved for issuance under any equity incentive or similar plan of the Company. All outstanding shares of the Company have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.

3. ***Representations and Warranties of Investors.*** Each Investor, for that Investor alone, represents and warrants to the Company upon the acquisition of a Security as follows:

(a) *Binding Obligation.* Such Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement and the Transaction Documents constitute valid and binding obligations of such Investor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(b) *Securities Law Compliance.* Such Investor has been advised that the

Securities and the underlying securities have not been registered under the Securities Act of 1933, as amended (the "**Securities Act**"), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Securities to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing such Investor's financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

(c) *Access to Information*. Such Investor has received, read carefully and understands this Agreement and the Securities and all exhibits hereto and thereto and has consulted its own attorney, accountant and/or investment advisor with respect to the transactions contemplated hereby and thereby and its suitability for such Investor. The Company has made available to such Investor, prior to the purchase of the Securities, all Public Filings filed under the SEC, and Investor has had the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of this Agreement and the Securities and to obtain any additional information necessary to verify information contained in the Agreement, the Securities or otherwise related to the financial data and business of the Company, to the extent that such parties possess such information or can acquire it without unreasonable effort or expense, and all such questions, if asked, have been answered satisfactorily and all such documents, if requested, have been found to be satisfactory. The foregoing shall not limit the Company's representations and warranties or such Investor's right to rely thereon.

(d) *Acknowledgement of Risks*. Such Investor is aware and acknowledges that (a) the Company has no operating history, and there is a high degree of risk that the Company will be unable to execute its business strategy successfully; (b) the Securities involve a substantial degree of risk of loss of its entire investment; (c) such Investor, in purchasing the Securities, is relying solely upon the advice of such Investor's tax advisor with respect to the tax aspects of purchasing the Securities; and (d) because there are substantial restrictions on the transferability of the Securities it may not be possible for such Investor to liquidate its investment readily. . Investor has reviewed the Risk Factors and other information referenced in the 10-K, the 10-Q and the Public Filings.

(e) *Accredited Investor*. Such Investor (a) is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, and (b) maintains its domicile, and is not merely a transient or temporary resident, at the address shown on the signature page hereof.

(f) *No Public Advertising*. Investor acknowledges that Investor has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement,

or any other form of advertising or general solicitation with respect to the Securities.

(g) *Transfer Restrictions*. Further, Investor is aware that the Company was previously a shell company, and therefore the exemption offered pursuant to Rule 144 is not currently available. Notwithstanding the foregoing, however, Investor is aware that because the Company has filed current "Form 10 information" with the Securities and Exchange Commission reflecting its status as an entity that is no longer a shell company, if (i) the Company remains subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; and (ii) if the Company has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months; then the Shares issued in connection with this Offering may be sold subject to Rule 144 (and applicable holding periods) and other applicable securities laws after one year has elapsed from the date that the Company file D "Form 10 information" with the Securities and Exchange Commission.

(h) *Indemnification*. Investor hereby agrees to indemnify and hold harmless the Company, its principals, the Company's officers, directors attorneys, and agents, from any and all damages, costs and expenses (including actual attorneys' fees) which they may incur: (i) by reason of P Investor's failure to fulfill any of the terms and conditions of this Subscription; (ii) by reason of Investor's breach of any of representations, warranties or agreements contained herein (including the Purchaser Questionnaire and Suitability Statement); or (iii) with respect to any and all claims made by or involving any person, other than Investor personally, claiming any interest, right, title, power, or authority in respect to the Securities. Investor further agrees and acknowledges that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of the Securities.

4. ***Conditions to Closing of the Investors***. Each Investor's obligations at the Closing and each Additional Closing are subject to the fulfillment, on or prior to the Closing Date or applicable Additional Closing Date, of all of the following conditions:

(a) *Representations and Warranties*. The representations and warranties made by the Company in **Section 2** hereof shall have been true and correct when made, and shall be true and correct on the Closing Date or applicable Additional Closing Date.

(b) *Governmental Approvals and Filings*. Except for any notices required or permitted to be filed after the Closing Date or applicable Additional Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

(c) *Transaction Documents*. The Company shall have duly executed and delivered to the Investors the following documents: (i) this Agreement and (ii) Securities issued hereunder.

5. ***Conditions to Obligations of the Company***. The Company's obligation to issue and sell the Securities at the Closing and at each Additional Closing is subject to the

fulfillment, on or prior to the Closing Date or the applicable Additional Closing Date, of the following conditions:

(a) *Representations and Warranties*. The representations and warranties made by the applicable Investors in **Section 3** hereof shall be true and correct when made, and shall be true and correct on the Closing Date and the applicable Additional Closing Date.

(b) *Legal Requirements*. At the Closing and at each Additional Closing, the sale and issuance by the Company, and the purchase by the applicable Investors, of the Securities shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.

6. ***Miscellaneous***.

(a) *Waivers; Amendments*. Any provision of this Agreement and the Securities may be amended, waived or modified only upon the written consent of the Company and Investor.

(b) *Nature of Investment*. For the avoidance of doubt, the parties hereto acknowledge and agree that the payment of the Investment Amount to the Company by an Investor will be deemed to be an equity investment in the Company and will not be a loan to or indebtedness of the Company.

(c) *Governing Law; Arbitration, Consent to Jurisdiction, Waiver of Jury Trial*. Any action to enforce or interpret this Offering, or to resolve disputes over this Agreement between the Company and the Investor, will be settled by arbitration in accordance with the rules of the **American Arbitration Association**. Arbitration will be the exclusive dispute resolution process, and arbitration will be a held in **Tampa, Florida**. Any Party may commence arbitration by sending a written demand for arbitration to the other Parties. The demand will set forth the nature of the matter to be resolved by arbitration. The Company will select the place of arbitration. The substantive law of the state of Florida will be applied by the arbitrator to the resolution of the dispute. The Parties will share equally all initial costs of arbitration. The prevailing Party will be entitled to reimbursement of attorney fees, costs, and expenses incurred in connection with the arbitration. All decisions of the arbitrator will be final, binding, and conclusive on all Parties. Judgment may be entered on any such decision in accordance with applicable law in any court having jurisdiction of it. The arbitrator (if permitted under applicable law) or the court may issue a writ of execution to enforce the arbitrator's decision. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS SUBSCRIPTION, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH

MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(d) *Survival.* The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(e) *Transferability.* The Securities shall not be transferred directly or indirectly, by any Investor to any person (other than to persons who are and remain affiliates of such Investor) without compliance with all applicable securities laws.

(f) *Successors and Assigns.* Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(g) *Transaction Expenses.* Each party agrees to pay its own costs and expenses (including attorneys' fees) in connection with the preparation and closing of the transactions contemplated by this Agreement and the Securities

(h) *Entire Agreement.* This Agreement together with the other Exhibits referenced heretin constitute and contain the entire agreement among the Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(i) *Notices.* All notices, demands, consents, or other communications hereunder shall in writing and faxed, mailed, emailed or delivered to each party as follows: (i) if to a Investor, at such Investor's address, email address, or facsimile number set forth in the signature page attached hereto, or at such other address as such Investor shall have furnished the Company in writing, or (ii) if to the Company, at such address, or fax number set forth on the signature pages hereto, or at such other address, or facsimile number as the Company shall have furnished to the Investors in writing. All such communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(j) *Severability.* If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(k) *Counterparts.* This Agreement may be executed in one or more

counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(L) *Confidentiality and No-Trading*. Except as required by law, the Investor agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary or secret non-public information that such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement, unless such information is known, or until such information becomes known, to the public; provided, that such Investor may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company; (b) to any prospective transferee of any Securities from such Investor as long as such prospective transferee agrees in writing to be bound by the provisions of this section; or (c) to any affiliate of such Investor or to a partner, stockholder or stockholder of such Investor. **INVESTOR UNDERSTANDS THAT TO THE EXTENT DISCLOSED, THE COMPANY'S CONFIDENTIAL INFORMATION AS WELL AS THE EXISTENCE OF THE DISCUSSIONS CONCERNING THE OFFERING AND THE TERMS OF THE OFFERING BEING CONTEMPLATED BY THE PARTIES MAY BE DEEMED MATERIAL NON-PUBLIC INFORMATION AND INVESTOR SHALL NOT TRADE IN THE STOCK OF THE COMPANY WHILE INVESTOR IS IN POSSESSION OF ANY MATERIAL NON-PUBLIC INFORMATION CONVEYED HEREUNDER.**

[SIGNATURE PAGE FOLLOWS]

You hereby certify that (a) all the information contained in this Agreement is complete and accurate and contains no material omissions and may be relied upon by the Company, and (b) you will notify the Company in writing immediately of any change in any of such information.

Amount of Security
for Which the undersigned Investor Subscribes: $__________________
(You May Subscribe for Not Less than $50,000 unless approved by the Company)

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly signed as of the date first above written.

INVESTOR (if individual):	**INVESTOR** (if entity):
______________________________	______________________________
Signature	Name of Entity
______________________________	By:____________________________
Name (type of print)	Name:_________________________ Its:____

Address:

____
Street

____
City State Zip

Email:__________________________________

NOTE: If the Securities are to be jointly owned, please check the applicable box below. The co-owner must complete and sign the Co-Owner Signature Page and the Co-Owner Suitability Statements on the next page.

☐ Joint Tenants with Right of

☐ Survivorship Tenants-in-Common

☐ Other: _________________________

CO-OWNER SIGNATURE PAGE

You hereby certify that (a) all the information contained in this Agreement is complete and accurate and contains no material omissions and may be relied upon by the Company, and (b) you will notify the Company in writing immediately of any change in any of such information.

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date set forth below.

CO-OWNER:

____
(Signature)

____
(Print Name)

____
(Date)

Address:

____
Street

____
City State Zip

Email: ________________________________

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly signed as of the date first above written.

COMPANY:

TRXADE GROUP, INC.
a Delaware corporation

By:____________________________________
Name: Suren Ajjarapu, CEO

Trxade Group, Inc.
3480 Land O Lakes Blvd
Land O Lakes, FL 34639

DATE: _______________________